UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2010

VERSAILLES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	000-53870	27-1330256
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27 East Main Street, Versailles, Ohio	45380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (937) 526-4515

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of Versailles Financial Corporation (the “Company”) was held on November 9, 2010 (the “Annual Meeting”).  The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1.                      The election of two directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Thomas L. Guillozet	346,233	0	7,500
James C. Poeppelman	343,483	2,750	7,500

Matter 2.                      The ratification of the appointment of Crowe Horwath LLP as the Company’s independent public accounting firm for the year ending June 30, 2011.

Shares Voted For	Shares Voted Against	Abstentions
353,673	0	60

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company any transaction: None

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSAILLES FINANCIAL CORPORATION
DATE: November 10, 2010	By:	/s/ Douglas P. Ahlers
Douglas P. Ahlers
President and Chief Executive Officer